UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2026

John Hancock Comvest Private Income Fund
(Exact name of Registrant as specified in its Charter)

DELAWARE	814-01669	93-4109571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 S. Rosemary Avenue, Suite 1700 West Palm Beach, FL		33401
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (561)
727-2001
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On September 30, 2026, as a result of John Hancock Comvest Private Income Fund’s (the “Fund”) acquisition of Manulife Private Credit Fund (“MPCF”), the Fund became party to and assumed all of MPCF’s obligations under the Loan and Security Agreement dated March 26, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “JPM Funding Facility”), among Manulife Private Credit Fund SPV, LLC, as borrower, MPCF, as the parent and as portfolio manager, the lenders party thereto, The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral administrator and securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent. Information regarding the JPM Funding Facility is set forth in “Part I — Item 1. Financial Statements — Notes to Consolidated Financial Statements (Unaudited) — Note 5. Borrowings” in MPCF’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed on August 13, 2026, and is incorporated into this Current Report on
Form 8-K
by reference.
The description incorporated by reference above is only a summary of the material provisions of the JPM Funding Facility and is q uali
fied in its entirety by reference to the JPM Funding Facility, which are filed as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K.
Item 8.01. Other Events.
September 2026 Dividends
On September 29, 2026, the Fund declared dividends for each class of its common shares of beneficial interest (the “Shares”) in the amounts per share set forth below:

	Gross Dividend		Shareholder Servicing and/or Distribution Fee	Net Dividend		Annualized Distribution Yield*
Class I Common Shares		$0.1807	$—		$0.1807	8.64%
Class S Common Shares	$	N/A	$—	$	N/A	N/A
Class D Common Shares	$	N/A	$—	$	N/A	N/A
Class F Common Shares	$	N/A	$—	$	N/A	N/A

*
Annualized distribution yield is calculated by multiplying the sum of the month’s stated distribution per share by twelve and dividing the result by the prior month’s net asset value (“NAV”) per share.

The dividends for each class of Shares are payable to shareholders of record September 29, 2026, and will be paid on or about October 23, 2026.
These dividends will be paid in cash or reinvested in additional Shares for shareholders participating in the Fund’s dividend reinvestment plan.
Net Asset Value
The NAV per share of each class of the Fund as of August 31, 2026, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV per share as of August 31, 2026
Class I Common Shares	$25.11
Class S Common Shares	—
Class D Common Shares	—
Class F Common Shares	—
As of August 31, 2026, the Fund’s aggregate NAV was $515,058,027, the fair value of its inv est
ment portfolio was $948,925,882 and it had principal debt outstanding of $467,467,537, resulting in a debt-to-equity
ratio of approximately 0.91 times.
Status of Offering
The Fund is currently publicly offering on a continuous basis up to $2.0 billion in Shares (the “Offering”). The following table lists the Shares issued and total consideration for the Offering as of the date of this filing (through the September 1, 2026, subscription date). The Fund intends to continue selling Shares in the Offering on a monthly basis.

	Common Shares Issued*	Total Consideration
Offering:
Class I Common Shares*	20,510,524	$517,408,612

Total Offering	20,510,524	$517,408,612

*	As of September 1, 2026, no Class S, Class D and Class F shares were outstanding.
Item 9.01 Financial Statements and Exhibits
(a)
Financial Statements of MPCF
The information required by Item 9.01(a) of Form
8-K,
including the financial statements required pursuant to Rule
6-11
of Regulation
S-X,
was previously included or incorporated by reference in JHCPIF’s Joint Proxy Statement/Prospectus, and, pursuant to General Instruction B.3 of Form
8-K,
is not included herein.
(d)
Exhibits
10.1 Loan and Security Agreement, dated March 26, 2024, among Manulife Private Credit Fund SPV, LLC, as borrower, Manulife Private Credit Fund, as the parent and as portfolio manager, the lenders party thereto, The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral administrator and securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10.1 filed with Manulife Private Credit Fund’s Current Report on Form 8-K (File No. 814-01664) on March 27, 2024).
10.2 Sale and Contribution Agreement, dated March 26, 2024, between Manulife Private Credit Fund, as seller, and Manulife Private Credit Fund SPV, LLC, as purchaser (incorporated by reference to Exhibit 10.2 filed with Manulife Private Credit Fund’s Current Report on Form 8-K (File No. 814-01664) on March 27, 2024).
10.3 First Amendment to Loan and Security Agreement dated November 26, 2024 among Manulife Private Credit Fund SPV, LLC, as borrower, Manulife Private Credit Fund, as the parent and as portfolio manager, the lenders party thereto, The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral administrator and securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10 filed with Manulife Private Credit Fund’s Current Report on Form 8-K (File No. 814-01664) on November 27, 2024).
10.4 Second Amendment to Loan and Security Agreement dated April 10, 2025 among Manulife Private Credit Fund SPV, LLC, as borrower, Manulife Private Credit Fund, as the parent and as portfolio manager, the lenders party thereto, The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral administrator and securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10 filed with Manulife Private Credit Fund’s Current Report on Form 8-K (File No. 814-01664) on April 14, 2025).
10.5 Third Amendment to Loan and Security Agreement dated October 8, 2025 among Manulife Private Credit Fund SPV, LLC, as borrower, Manulife Private Credit Fund, as the parent and as portfolio manager, the lenders party thereto, The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral administrator and securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10 filed with Manulife Private Credit Fund’s Current Report on Form 8-K (File No. 814-01664) on October 14, 2025).
10.6 Fifth Amendment to Loan and Security Agreement dated May 29, 2026 among Manulife Private Credit Fund SPV, LLC, as borrower, Manulife Private Credit Fund, as the parent and as portfolio manager, the lenders party thereto, The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral administrator and securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10.1 filed with Manulife Private Credit Fund’s Quarterly Report on Form 10-Q (File No. 814-01664) on August 13, 2026).
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly c au
sed this
re
port to be signed on its b
eh
alf by the undersigned hereunto duly authorized.

John Hancock Comvest Private Income Fund

Date: October 5, 2026	By:	/s/ Michael Altschuler
	Name:	Michael Altschuler
	Title:	Vice President

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